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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 October 21, 2003

Boston Properties, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13087 (Commission File Number)	04-2473675 (I.R.S. employer Identification No.)
111 Huntington Avenue Boston, Massachusetts 02199 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
 (617) 236-3300

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits. The following exhibits are being furnished herewith:

Exhibit No.
99.1	Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2003.
99.2	Press release dated November 6, 2003.

ITEM 12.    Results of Operations and Financial Condition.

        This Current Report on Form 8-K/A amends the Current Report on Form 8-K furnished by Boston Properties, Inc. (the "Company") to the Securities and Exchange Commission on October 22, 2003. The information in this Current Report on Form 8-K/A is furnished under Item 12—"Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K/A shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

        On October 21, 2003, the Company issued a press release announcing its financial results for the third quarter of 2003, which included recognition of a non-cash charge of $9.8 million under paragraphs 9 and 10 of SFAS No. 150 "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." Those provisions of SFAS No. 150 required that for the period ended September 30, 2003 certain financial instruments (e.g., minority interests in equity of consolidated joint ventures) be reclassified from either equity or mezzanine presentation to liabilities on the parent company's financial statements measured at fair value. One of the Company's consolidated joint ventures fell within the scope of SFAS No. 150, which required the Company to record a $9.8 million non-cash charge to account for the cumulative effect of adjusting the joint venture partner's outside minority interest to fair value. The press release also referred to certain supplemental information that was made available on the Company's website. Both the press release and the supplemental information were included as exhibits to the Company's Current Report on Form 8-K that was furnished to the Securities and Exchange Commission on October 22, 2003.

        On October 29, 2003, the Financial Accounting Standards Board (FASB) deferred the July 1, 2003 effective date for paragraphs 9 and 10 of SFAS No. 150. Accordingly, on November 6, 2003 the Company reissued its press release and made available certain supplemental information on its website reflecting the impact of the deferral of SFAS No. 150. The text of the November 6, 2003 press release and the related supplemental information are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003	BOSTON PROPERTIES, INC.
/s/ DOUGLAS T. LINDE
	By:	Douglas T. Linde Chief Financial Officer

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  ITEM 12. Results of Operations and Financial Condition.
SIGNATURES